SUBSEQUENT EVENTS	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date of this filing. We do not believe there are any material subsequent events other than those disclosed in the footnotes to these financial statements that require further disclosure.

F-22

NOTE 17 – SUBSEQUENT EVENTS

On March 1, 2021, the Company entered into an Agreement and Plan of Merger with Helios Merger Co. and Pineapple Energy LLC pursuant to which Pineapple would become a wholly owned subsidiary of the Company (the “Merger”). In connection with the Merger, CSI intends to pursue dispositions of its existing assets and businesses prior to the closing of the Merger. To the extent these dispositions occur, CSI expects to declare a cash dividend that distributes a portion of the proceeds from these dispositions to its shareholders as of a pre-closing record date.

Following the closing, CSI will use commercially reasonable efforts to complete the dispositions of these assets as soon as reasonably practicable (and, in any event, within 18 months of the closing). Proceeds that become available from the dispositions that occur following the closing of the Merger will be distributed pro rata to the legacy shareholders pursuant to the contingent value rights agreement described above. CSI will continue to support these existing business lines as it pursues new owners for these businesses.

In connection with the execution of the Merger agreement, the Company announced that CSI and Pineapple Energy were exploring equity financing through a private placement that would close in connection with the closing of Merger, with proceeds to be used by the combined company to finance additional acquisitions and working capital needs of the combined company.